Essential to care Q2 FY2010 Investor/Analyst Call January 28, 2010 Exhibit 99.3

2 2 2
Forward-looking statements and
GAAP reconciliation
This presentation contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. These risks and uncertainties include (but are not limited to) uncertainties and risks regarding the effect of the CareFusion spinoff on Cardinal Health; the performance of CareFusion and the proceeds realized from future sales of CareFusion stock; competitive pressures in Cardinal Health’s various lines of business; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships; the timing of generic and branded pharmaceutical introductions and the frequency or rate of branded pharmaceutical price appreciation or generic pharmaceutical price deflation; changes in the distribution patterns or reimbursement rates for health care products and/or services; the results, consequences, effects or timing of any inquiry or investigation by any regulatory authority or any legal or administrative proceedings; the effects of disruptions in the financial markets, including uncertainties related to the availability and/or cost of credit on Cardinal Health’s customers and vendors; the ultimate features of government health care reform initiatives and their enactment and implementation; and conditions in the pharmaceutical market and general economic and market conditions. In addition, Cardinal Health is subject to additional risks and uncertainties described in Cardinal Health’s Form 10-K, Form 10-Q and Form 8-K
reports (including all amendments to those reports) and exhibits to those reports. This presentation reflects management’s views as of January 28, 2010. Except to the extent required by applicable law, Cardinal
Health undertakes no obligation to update or revise any forward-looking statement. In addition, this presentation includes non-GAAP financial measures. Cardinal Health provides definitions and reconciling information at the end of this presentation and on its investor relations page at
www.cardinalhealth.com. A
transcript of the conference call will be available on the investor relations page at
www.cardinalhealth.com.

3 Q2 FY2010 Results

4
Q2 FY2010 Business Analysis
1
All FY09 financial information reflects the reclassification of CareFusion to discontinued operations and change in reportable segments.  See the Company’s
Form 8-K filed on November 16, 2009.
1
1 1
Q2 FY10 Q2 FY09 Q2 FY10 Q2 FY09
Revenue $24,920 $24,118
% change 3% 8%
Operating earnings $367 $313 $358 $337
% change 17% (8)% 6% -
Ratio to revenue 1.47% 1.30% 1.44% 1.40%
Earnings from continuing ops $230 $169 $207 $183
% change 36% (21)% 13% (15)%
Ratio to revenue 0.92% 0.70% 0.83% 0.76%
Diluted EPS from continuing ops $0.64 $0.47 $0.57 $0.51
% change 36% (20)% 12% (14)%
Asset Management Q2 FY10 Q2 FY09
Operating Cash Flow $524 $366
Days Receivable 17.5 17.7
Days Inventory on Hand 27 28
Non-GAAP Basis ($M)
GAAP Basis
($M)

5
Pharmaceutical Segment
Business Analysis
Highlights:
• Revenue performance was driven by increased sales to existing pharmaceutical distribution customers
– Revenue for bulk customers was down 1%, primarily due to timing and the loss of a large mail order customer
– Revenue from non-bulk customers increased 7% driven by growth in retail chain, hospital and retail independents
• Segment profit decrease was due to year-over-year impact of generic launches, customer contract repricings and planned MSI transition, partially offset by contribution from sourcing initiatives, compensation under branded manufacturer agreements and disciplined cost control
• Continued progress made in sourcing, contract compliance and customer-facing IT initiatives
• Excellent execution in nuclear pharmacy services despite supply shortage
• Continued strong expense control and working capital management
Revenue
Segment Profit
Segment Profit Margin
$22,695
$260
1.14%
Q2 FY10
($M)
$22,079
$263
1.19%
Q2 FY09
($M)
3%
(1%)
% Change

6
Medical Segment
Business Analysis
Highlights:
• Revenue increase was driven by organic growth, flu-related sales and foreign exchange
– Double-digit growth in Canada, lab and ambulatory
• Segment profit driven by organic growth and commodity cost decreases, partially offset by investment in the Medical Transformation program
– Strong performance from clinical/procedural businesses
• Continued progress made in Medical Transformation and customer-facing IT initiatives
Revenue
Segment Profit
Segment Profit Margin
$2,232
$103
4.59%
Q2 FY10
($M)
$2,057
$75
3.62%
Q2 FY09
($M)
9%
38%
% Change

7 7 7
Operating
Earnings ($M)
Earnings from
Continuing
Operations ($M)
Diluted EPS from
Continuing
Operations
Operating
Earnings ($M)
Earnings from
Continuing
Operations ($M)
Diluted EPS from
Continuing
Operations
GAAP $367 $230 $0.64 $313 $169 $0.47
Restructuring and Employee
Severance (Note)
$11 $8 $0.02 $17 $10 $0.03
Impairments and Loss on Sale of
Assets - - - $7 $4 $0.01
Litigation (Credits)/Charges, Net ($25) ($16) ($0.04) - - -
Other Spinoff Costs (Note)
$5 $4 $0.01 - - -
Gain on Sale of CareFusion Stock - ($20) ($0.06) - - -
Non-GAAP $358 $207 $0.57 $337 $183 $0.51
Spinoff Costs Included in
Restructuring and Employee
Severance  $7 $5
Other Spinoff Costs $5 $4
Q2 FY 2009 Q2 FY 2010
Q2 GAAP to Non-GAAP Reconciliation
Costs associated with the CareFusion spinoff are as follows: Note:

8 8
Significant Q2 FY10 Items
• CareFusion Investment
– Sold 5.5 million shares for total proceeds of $135.0 million and pre-tax realized gain of $20 million
– No income tax impact
– Realized gain included in “Other Income” but excluded from non-GAAP earnings
– Remaining 35.9 million shares at 12/31/09 have market value of $897.4 million
– Unrealized gain of $115.2 million recognized in equity in Q2; no earnings impact until shares are sold
• Other Items
– $27.2 million cash ($16 million after tax) released from escrow
– Comprised of $25.7 million insurance recovery excluded from non-GAAP earnings and $1.5 million interest income included in non-GAAP earnings

9 FY 2010 outlook

10 10
Pharmaceutical Segment
FY10 Business Trends and Expectations
January 28, 2010
• Market factors:
– Modest segment revenue growth
– YoY decline in generic launches (although less significant than expected in H1)
– Customer contract repricings
– Earlier impact of compensation under branded manufacturer agreements
• Key strategic moves benefiting the longer-term:
– Portfolio repositioning to focus (divestitures) and optimize existing platforms (MSI)
– DSA transition timing
– Sourcing model changes
• Transformational investments:
– Investments in customer-facing systems
• Balance of year forecast assumes nuclear supply shortage resolves in
April 2010
• Strong working capital management continues

11 11
• Market factors:
– Solid segment revenue growth
– Positive impact from decreases in raw materials/COGS; impact greater in H1
• Transformational investments:
– Medical Transformation progressing – in design moving to build stage
– Progress in ambulatory care channel – investments continue
• Improvement in Presource performance
• Lean/operational excellence initiatives improving supply chain and working capital
• Accelerated revenue recognition related to CareFusion spinoff in Q1
• Impact of flu moderating
Medical Segment
FY10 Business Trends and Expectations
January 28,
2010

12 12
CAH FY10 Overall Expectations
January 28, 2010
FY10 outlook
FY09
Non-GAAP effective tax
rate
37%+ 37%
Diluted weighted average
shares outstanding
~361M 361.5M
Interest and other, net ~$110M $128M
Capital expenditures $200M - $250M $421M
1
May change due to unique items affecting quarters
2
Includes $150M repurchase of assets under synthetic lease
1
2

13 13
CAH FY10 Financial Expectations
January 28, 2010
FY10 outlook FY09
Revenue:
Low single digit
growth
$96B
Non-GAAP EPS : $2.08 - $2.18 $2.26
1
Non-GAAP diluted earnings per share from continuing operations
1

Q&A

16 16 16 Q2 FY10 Trailing Five Quarters

17 17
Segment Analysis: Q2 FY10
Q2FY09 Q3FY09 Q4FY09 Q1FY10 Q2FY10
Revenue
($M)
22,079 22,118 22,263 22,562 22,695
Segment
Profit ($M)
263 286 273 208 260
Q2FY09 Q3FY09 Q4FY09 Q1FY10 Q2FY10
Revenue
($M)
2,057 1,976 2,090 2,237 2,232
Segment
Profit ($M)
75 129 83 115 103
Pharmaceutical Segment
Medical Segment

18 18 18 GAAP to Non-GAAP Reconciliation Statements

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Second Quarter 2010							Year-To-Date 2010
(in millions, except per Common Share amounts)	GAAP	Restructuring and Employee Severance	Impairments and Loss on Sale of Assets	Litigation (Credits)/ Charges, Net	Other Spin-Off Costs	Gain on Sale of CareFusion Stock	Non-GAAP	GAAP	Restructuring and Employee Severance	Impairments and Loss on Sale of Assets	Litigation (Credits)/ Charges, Net	Other Spin-Off Costs	Gain on Sale of CareFusion Stock	Non-GAAP
Operating Earnings
Amount	$367	$11	—	$(25)	$5	—	$358	$607	$70	$24	$(26)	$5	—	$681
Growth Rate	17%						6%	1%						5%
Earnings Before Income Taxes and Discontinued Operations	$365	$11	—	$(25)	$5	$(20)	$336	$540	$70	$24	$(26)	$48	$(20)	$636
Provision for Income Taxes [1]	$135	$3	—	$(10)	$1	—	$129	$372	$20	$8	$(10)	$(155)	—	$236
Earnings from Continuing Operations
Amount	$230	$8	—	$(16)	$4	$(20)	$207	$168	$50	$16	$(16)	$202	$(20)	$401
Growth Rate	36%						13%	(51)%						14%
Diluted EPS from Continuing Operations
Amount	$0.64	$0.02	—	$(0.04)	$0.01	$(0.06)	$0.57	$0.47	$0.14	$0.04	$(0.04)	$0.56	$(0.06)	$1.11
Growth Rate	36%						12%	(51)%						14%

	Second Quarter 2009							Year-To-Date 2009
	GAAP	Restructuring and Employee Severance	Impairments and Loss on Sale of Assets	Litigation (Credits)/ Charges, Net	Other Spin-Off Costs	Gain on Sale of CareFusion Stock	Non-GAAP	GAAP	Restructuring and Employee Severance	Impairments and Loss on Sale of Assets	Litigation (Credits)/ Charges, Net	Other Spin-Off Costs	Gain on Sale of CareFusion Stock	Non-GAAP
Operating Earnings
Amount	$313	$17	$7	—	—	—	$337	$600	$38	$11	—	—	—	$648
Growth Rate	(8)%						—	(11)%						(6)%
Earnings Before Income Taxes and Discontinued Operations	$271	$17	$7	—	—	—	$295	$526	$38	$11	—	—	—	$574
Provision for Income Taxes [1]	$102	$7	$3	—	—	—	$112	$185	$14	$24	—	—	—	$223
Earnings from Continuing Operations
Amount	$169	$10	$4	—	—	—	$183	$341	$24	$(14)	—	—	—	$351
Growth Rate	(21)%						(15)%	(20)%						(20)%
Diluted EPS from Continuing Operations
Amount	$0.47	$0.03	$0.01	—	—	—	$0.51	$0.95	$0.06	$(0.04)	—	—	—	$0.97
Growth Rate	(20)%						(14)%	(18)%						(18)%

The sum of the components may not equal the total due to rounding.

[1]	The Company applies varying tax rates depending upon the tax jurisdiction where the items are incurred.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)	Second Quarter 2010		Second Quarter 2009
GAAP Return on Invested Capital	7.72%		7.09%
Adjusted Net Earnings
Net earnings	$234.5		$316.5
Restructuring and employee severance, net of tax, in continuing operations[1]	8.1		10.4
Impairments and loss on sale of assets, net of tax, in continuing operations[1]	0.2		3.5
Litigation (credits)/charges, net, net of tax, in continuing operations[1]	(15.8)		(0.2)
Other spin-off costs, net of tax[1]	3.9		—
Gain on sale of CareFusion stock, net of tax[1]	(20.0)		—
Other (income)/expense, net, net of tax[1]	(3.5)		12.6
Interest expense, net, net of tax[1]	17.1		14.2
CareFusion net earnings in discontinued operations[2]	(0.3)		(147.0)

Adjusted net earnings	$224.2		$210.0
Annualized	$896.8		$840.0

	Second Quarter 2010	First Quarter 2010	Second Quarter 2009	First Quarter 2009
GAAP Total Invested Capital	$12,819.9	$12,888.9	$19,522.8	$19,220.0
Non-GAAP Total Invested Capital
Total shareholders’ equity	$5,226.1	$4,941.2	$8,127.9	$7,918.1
Current portion of long-term obligations and other short-term borrowings	12.7	362.3	459.0	158.0
Long-term obligations, less current portion and other short-term borrowings	2,099.2	2,103.5	3,385.8	3,593.3
Non-cash dividend related to CareFusion spin-off	—	—	(3,752.4)	(3,752.4)
Current portion of long-term obligations and other short-term borrowings in discontinued operations	—	—	7.2	7.3
Long-term obligations, less current portion and other short-term borrowings in discontinued operations	—	—	3.4	3.7
Unrecorded goodwill[3]	5,481.9	5,481.9	5,481.9	5,481.9

Non-GAAP total invested capital	$12,819.9	$12,888.9	$13,712.8	$13,409.9

Average non-GAAP total invested capital	$12,854.4		$13,561.4
Non-GAAP Return on Invested Capital	6.98%		6.19%

[1]	The Company applies varying tax rates depending upon the tax jurisdiction where the items are incurred.
2	To properly reflect the impact of the spin-off, on a non-GAAP basis, CareFusion net earnings included in discontinued operations are excluded from adjusted net earnings for all periods presented.
[3]

Unrecorded goodwill is $5.5 billion on a GAAP basis at December 31, 2009 and September 30, 2009, respectively. Unrecorded goodwill is $7.5 billion on a GAAP basis at December 31, 2008 and September 30, 2008, respectively, of which $2.0 billion relates to CareFusion. Accordingly, on a non-GAAP basis, unrecorded goodwill is $5.5 billion for all periods presented.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)	Year-To-Date 2010			Year-To-Date 2009
GAAP Return on Invested Capital	2.96%			6.35%
Adjusted Net Earnings
Net earnings	$196.3			$565.6
Restructuring and employee severance, net of tax, in continuing operations[1]	50.4			23.7
Impairments and loss on sale of assets, net of tax, in continuing operations[1]	15.7			(13.8)
Litigation (credits)/charges, net, net of tax, in continuing operations[1]	(16.1)			(0.2)
Other spin-off costs, net of tax[1]	202.1			—
Gain on sale of CareFusion stock, net of tax[1]	(20.0)			—
Other (income)/expense, net, net of tax[1]	(10.6)			14.2
Interest expense, net, net of tax[1]	38.2			32.8
CareFusion net earnings in discontinued operations[2]	(20.4)			(221.0)

Adjusted net earnings	$435.6			$401.3
Annualized	$871.2			$802.6

	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Second Quarter 2009	First Quarter 2009	Fourth Quarter 2008
GAAP Total Invested Capital	$12,819.9	$12,888.9	$19,911.5	$19,522.8	$19,220.0	$19,133.4
Non-GAAP Total Invested Capital
Total shareholders’ equity	$5,226.1	$4,941.2	$8,724.7	$8,127.9	$7,918.1	$7,747.5
Current portion of long-term obligations and other short-term borrowings	12.7	362.3	366.2	459.0	158.0	151.6
Long-term obligations, less current portion and other short-term borrowings	2,099.2	2,103.5	3,271.6	3,385.8	3,593.3	3,681.7
Non-cash dividend related to CareFusion spin-off	—	—	(3,752.4)	(3,752.4)	(3,752.4)	(3,752.4)
Current portion of long-term obligations and other short-term borrowings in discontinued operations	—	—	1.1	7.2	7.3	7.4
Long-term obligations, less current portion and other short-term borrowings in discontinued operations	—	—	8.4	3.4	3.7	5.7
Unrecorded goodwill[3]	5,481.9	5,481.9	5,481.9	5,481.9	5,481.9	5,481.9

Non-GAAP total invested capital	$12,819.9	$12,888.9	$14,101.5	$13,712.8	$13,409.9	$13,323.4

Average non-GAAP total invested capital	$13,270.1			$13,482.0
Non-GAAP Return on Invested Capital	6.57%			5.95%

[1]	The Company applies varying tax rates depending upon the tax jurisdiction where the items are incurred.
[2]	To properly reflect the impact of the spin-off, on a non-GAAP basis, CareFusion net earnings included in discontinued operations are excluded from adjusted net earnings for all periods presented.
[3]

Unrecorded goodwill is $5.5 billion on a GAAP basis at December 31, 2009 and September 30, 2009, respectively. Unrecorded goodwill is $7.5 billion on a GAAP basis at June 30, 2009, December 31, 2008, September 30, 2008 and June 30, 2008, respectively, of which $2.0 billion relates to CareFusion. Accordingly, on a non-GAAP basis, unrecorded goodwill is $5.5 billion for all periods presented.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)	Second Quarter 2010		Second Quarter 2009
GAAP Return on Equity	18.5%		15.8%
Non-GAAP Return on Equity
Net earnings	$234.5		$316.5
Restructuring and employee severance, net of tax, in continuing operations[1]	8.1		10.4
Impairments and loss on sale of assets, net of tax, in continuing operations[1]	0.2		3.5
Litigation (credits)/charges, net, net of tax, in continuing operations[1]	(15.8)		(0.2)
Other spin-off costs, net of tax[1]	3.9		—
Gain on sale of CareFusion stock, net of tax[1]	(20.0)		—
CareFusion net earnings in discontinued operations[1,2]	(0.3)		(147.0)

Adjusted net earnings	$210.6		$183.2
Annualized	$842.4		$732.8

	Second Quarter 2010	First Quarter 2010	Second Quarter 2009	First Quarter 2009
Non-GAAP Shareholders’ Equity
Total shareholders’ equity	$5,226.1	$4,941.2	$8,127.9	$7,918.1
Non-cash dividend related to CareFusion spin-off	—	—	(3,752.4)	(3,752.4)

Non-GAAP shareholders’ equity	$5,226.1	$4,941.2	$4,375.5	$4,165.7

Average non-GAAP shareholders’ equity	5,083.7		4,270.6
Non-GAAP return on equity	16.6%		17.2%

[1]	The Company applies varying tax rates depending upon the tax jurisdiction where the items are incurred.
[2]	To properly reflect the impact of the spin-off, on a non-GAAP basis, CareFusion net earnings included in discontinued operations are excluded from adjusted net earnings for all periods presented.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)	Year-To-Date 2010			Year-To-Date 2009
GAAP Return on Equity	6.2%			14.3%
Non-GAAP Return on Equity
Net earnings	$196.3			$565.6
Restructuring and employee severance, net of tax, in continuing operations[1]	50.4			23.7
Impairments and loss on sale of assets, net of tax, in continuing operations[1]	15.7			(13.8)
Litigation (credits)/charges, net, net of tax, in continuing operations[1]	(16.1)			(0.2)
Other spin-off costs, net of tax[1]	202.1			—
Gain on sale of CareFusion stock, net of tax[1]	(20.0)			—
CareFusion net earnings in discontinued operations[1,2]	(20.4)			(221.0)

Adjusted net earnings	$408.0			$354.3
Annualized	$816.0			$708.6

	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009	Second Quarter 2009	First Quarter 2009	Fourth Quarter 2008
Non-GAAP Shareholders’ Equity
Total shareholders’ equity	$5,226.1	$4,941.2	$8,724.7	$8,127.9	$7,918.1	$7,747.5
Non-cash dividend related to CareFusion spin-off	—	—	(3,752.4)	(3,752.4)	(3,752.4)	(3,752.4)

Non-GAAP shareholders’ equity	$5,226.1	$4,941.2	$4,972.3	$4,375.5	$4,165.7	$3,995.1

Average non-GAAP shareholders’ equity	5,046.5			4,178.8
Non-GAAP return on equity	16.2%			17.0%

[1]	The Company applies varying tax rates depending upon the tax jurisdiction where the items are incurred.
[2]	To properly reflect the impact of the spin-off, on a non-GAAP basis, CareFusion net earnings included in discontinued operations are excluded from adjusted net earnings for all periods presented.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Second Quarter		Year-to-Date
(in millions)	2010	2009	2010	2009
GAAP Effective Tax Rate from Continuing Operations	36.9%	37.7%	68.8%	35.1%
Non-GAAP Effective Tax Rate from Continuing Operations
Earnings before income taxes and discontinued operations	$365.0	$271.2	$540.0	$526.1
Restructuring and employee severance	10.7	16.9	70.4	37.6
Impairments and loss on sale of assets	0.4	6.9	24.0	10.5
Litigation (credits)/charges, net	(25.4)	(0.3)	(25.9)	(0.3)
Other spin-off costs	5.3	—	47.6	—
Gain on sale of CareFusion stock	(20.0)	—	(20.0)	—

Adjusted earnings before income taxes and discontinued operations	$336.0	$294.7	$636.1	$573.9
Provision for income taxes[1]	$134.8	$102.2	$371.6	$184.9
Restructuring and employee severance tax benefit[1]	2.6	6.5	20.0	13.9
Impairments and loss on sale of assets, tax benefit[1]	0.2	3.4	8.3	24.3
Litigation (credits)/charges, net tax expense[1]	(9.6)	(0.1)	(9.8)	(0.1)
Other spin-off costs tax expense[1]	1.4	—	(154.5)	—
Gain on sale of CareFusion stock tax expense[1]	—	—	—	—

Adjusted provision for income taxes	$129.4	$112.0	$235.6	$223.0

Non-GAAP effective tax rate from continuing operations	38.5%	38.0%	37.0%	38.9%

	Second Quarter
	2010	2009
Debt to Total Capital	29%	32%
Net Debt to Capital
Current portion of long-term obligations and other short-term borrowings	$12.7	$459.0
Long-term obligations, less current portion and other short-term borrowings	2,099.2	3,385.8

Debt	$2,111.9	$3,844.8
Cash and equivalents	(1,746.8)	(582.6)

Net debt	$365.1	$3,262.2
Total shareholders’ equity	$5,226.1	$8,127.9
Capital	$5,591.2	$11,390.1
Net Debt to Capital	7%	29%

[1]	The Company applies varying tax rates depending upon the tax jurisdiction where the items are incurred.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Second Quarter
(in millions)	2010	2009

Non-GAAP Operating Expenses
Distribution, selling, general and administrative expenses	$605.2	$578.5
Restructuring and employee severance	10.7	16.9
Impairments and loss on sale of assets	0.4	6.9
Litigation (credits)/charges, net	(25.4)	(0.3)

Total GAAP operating expenses	$590.9	$602.0

Restructuring and employee severance	(10.7)	(16.9)
Impairments and loss on sale of assets	(0.4)	(6.9)
Litigation credits/(charges), net	25.4	0.3
Other spin-off costs	(5.3)	—

Total non-GAAP operating expenses	$599.9	$578.5

Growth Rate	3.7%

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Second Quarter		Year-to-Date
(in millions)	2010	2009	2010	2009

Non-GAAP Other (Income)/Expense, Net
Total GAAP other (income)/expense, net	$(25.6)	$19.7	$(34.5)	$22.2

Gain on sale of CareFusion stock	20.0	—	20.0	—
Other spin-off costs	—	—	(2.4)	—

Total non-GAAP other (income)/expense, net	$(5.6)	$19.7	$(16.9)	$22.2

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

(in millions)	Fiscal 2009
GAAP Effective Tax Rate from Continuing Operations	34.6%
Non-GAAP Effective Tax Rate from Continuing Operations
Earnings before income taxes and discontinued operations	$1,159.8
Restructuring and employee severance	107.5
Impairments and loss on sale of assets	13.9
Litigation (credits)/charges, net	5.2
Other spin-off costs	4.5

Adjusted earnings before income taxes and discontinued operations	$1,290.9
Provision for income taxes[1]	$401.6
Restructuring and employee severance tax benefit[1]	30.4
Impairments and loss on sale of assets, tax benefit[1]	39.4
Litigation (credits)/charges, net tax expense[1]	1.9
Other spin-off costs tax expense[1]	1.7

Adjusted provision for income taxes	$475.0
Non-GAAP effective tax rate from continuing operations	36.8%

[1]	The Company applies varying tax rates depending upon the tax jurisdiction where the items are incurred.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Fiscal 2009
	GAAP	Restructuring and Employee Severance	Impairments and Loss on Sale of Assets	Litigation (Credits)/ Charges, Net	Other Spin-Off Costs	Non-GAAP
Diluted EPS from Continuing Operations
Amount	$2.10	$0.21	$(0.07)	$0.01	$0.01	$2.26

Forward-Looking Non-GAAP Financial Measures

The Company presents non-GAAP earnings from continuing operations and non-GAAP effective tax rate from continuing operations (and presentations derived from these financial measures, including per share calculations) on a forward-looking basis. The most directly comparable forward-looking GAAP measures are earnings from continuing operations and effective tax rate from continuing operations. The Company is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most directly comparable forward-looking GAAP measures because the Company cannot reliably forecast restructuring and employee severance, impairments and loss on sale of assets, litigation (credits)/charges, net, other spin-off costs and gains or losses on sale of CareFusion stock, which are difficult to predict and estimate and are primarily dependent on future events. Please note that the unavailable reconciling items could significantly impact the Company’s future financial results.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

	Second Quarter
(in millions)	2010	2009
Days Inventory on Hand
Inventories	$7,961.0	$8,224.5
Cost of products sold	$23,962.0	$23,202.7
Chargeback billings	2,790.8	2,972.4

Adjusted cost of products sold	$26,752.8	$26,175.1
Adjusted cost of products sold divided by 90 days	$297.3	$290.8
Days inventory on hand	27	28

Days Inventory on Hand: Inventory divided by ((quarterly costs of products sold plus chargeback billings) divided by 90 days). Chargeback billings are the difference between a product’s wholesale acquisition cost and the contract price established between pharmaceutical manufacturers and the end customer.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

DEFINITIONS

GAAP

Debt: long-term obligations plus short-term borrowings

Debt to Total Capital: debt divided by (debt plus total shareholders’ equity)

Diluted EPS from Continuing Operations: earnings from continuing operations divided by diluted weighted average shares outstanding

Effective Tax Rate from Continuing Operations: provision for income taxes divided by earnings before income taxes and discontinued operations

Gain on Sale of CareFusion Stock: realized gains and losses from the sale of the Company’s ownership of CareFusion common stock retained in connection with the spin-off

Operating Expenses: distribution, selling, general and administrative expenses, restructuring and employee severance, impairments and loss on sale of assets, and litigation (credits)/charges, net

Other Spin-Off Costs: costs and tax charges incurred in connection with the Company’s spin-off of CareFusion that are not included in restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net. Other spin-off costs include, among other things, the loss on extinguishment of debt and the income tax charge related to the anticipated repatriation of a portion of cash loaned to the Company’s entities within the United States

Receivable Days: trade receivables, net divided by (monthly revenue divided by 30 days)

Segment Profit: segment revenue minus (segment cost of products sold and segment distribution, selling, general and administrative expenses)

Segment Profit Margin: segment profit divided by segment revenue

Segment Profit Mix: segment profit divided by total segment profit for all segments

Return on Equity: annualized net earnings divided by average shareholders’ equity

Return on Invested Capital: annualized net earnings plus other (income)/expense, net plus interest expense, net divided by (average total shareholders’ equity plus debt plus unrecorded goodwill)

Revenue Mix: segment revenue divided by total segment revenue for all segments

NON-GAAP

Net Debt to Capital: net debt divided by (net debt plus total shareholders’ equity)

Net Debt: debt minus (cash and equivalents)

Non-GAAP Diluted EPS from Continuing Operations: non-GAAP earnings from continuing operations divided by diluted weighted average shares outstanding

Non-GAAP Diluted EPS from Continuing Operations Growth Rate: (current period non-GAAP diluted EPS from continuing operations minus prior period non-GAAP diluted EPS from continuing operations) divided by prior period non-GAAP diluted EPS from continuing operations

Non-GAAP Earnings from Continuing Operations: earnings from continuing operations excluding (1) restructuring and employee severance, (2) impairments and loss on sale of assets, (3) litigation (credits)/charges, net, (4) Other Spin-Off Costs and (5) gain on sale of CareFusion stock, each net of tax

Non-GAAP Earnings from Continuing Operations Growth Rate: (current period non-GAAP earnings from continuing operations minus prior period non-GAAP earnings from continuing operations) divided by prior period non-GAAP earnings from continuing operations

Non-GAAP Effective Tax Rate from Continuing Operations: (provision for income taxes adjusted for (1) restructuring and employee severance, (2) impairments and loss on sale of assets, (3) litigation (credits)/charges, net, (4) Other Spin-Off Costs and (5) gain on sale of CareFusion stock) divided by (earnings before income taxes and discontinued operations adjusted for (1) restructuring and employee severance, (2) impairments and loss on sale of assets, (3) litigation (credits)/charges, net, (4) Other Spin-Off Costs and (5) gain on sale of CareFusion stock)

Non-GAAP Operating Earnings: operating earnings excluding (1) restructuring and employee severance, (2) impairments and loss on sale of assets, (3) litigation (credits)/charges, net and (4) Other Spin-Off Costs included within distribution, selling, general and administrative expenses

Non-GAAP Operating Earnings Growth Rate: (current period non-GAAP operating earnings minus prior period non-GAAP operating earnings) divided by prior period non-GAAP operating earnings

Non-GAAP Operating Expenses: operating expenses excluding (1) restructuring and employee severance, (2) impairments and loss on sale of assets, (3) litigation (credits)/charges, net and (4) Other Spin-Off Costs

Non-GAAP Operating Expenses Growth Rate: (current period non-GAAP operating expenses minus prior period non-GAAP operating expenses) divided by prior period non-GAAP operating expenses

Non-GAAP Other (Income)/Expense, Net: other (income)/expense excluding (1) gain on sale of CareFusion stock and (2) Other Spin-Off Costs

Non-GAAP Return on Equity: (annualized current period net earnings excluding (1) restructuring and employee severance, (2) impairments and loss on sale of assets, (3) litigation (credits)/charges, net, (4) Other Spin-Off Costs, (5) CareFusion net earnings in discontinued operations and (6) gain on sale of CareFusion stock, each net of tax) divided by average shareholders’ equity adjusted for the $3.7 billion non-cash dividend issued in connection with the spin-off

Non-GAAP Return on Invested Capital: (annualized net earnings excluding (1) restructuring and employee severance, (2) impairments and loss on sale of assets, (3) litigation (credits)/charges, net, (4) Other Spin-Off Costs, (5) gain on sale of CareFusion stock, (6) other (income)/expense, net, (7) interest expense, net and (8) CareFusion net earnings in discontinued operations, each net of tax) divided by (average total shareholders’ equity adjusted for the $3.7 billion non-cash dividend issued in connection with the spin-off plus debt plus unrecorded goodwill excluding unrecorded goodwill attributed to CareFusion)